                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement           [   ]  CONFIDENTIAL, FOR USE OF THE
                                                    COMMISSION ONLY (AS PERMITTED BY RULE
                                                    14A-6(E)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            HORIZON BANCORP, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            HORIZON BANCORP, INC.
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[ X ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

                             HORIZON BANCORP, INC.
                                  P. O. BOX D
                       BECKLEY, WEST VIRGINIA 25802-2803
                                  -----------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 25, 1995
                                  -----------

To the Shareholders:

  You are hereby notified that the Annual Meeting of Shareholders of Horizon Bancorp, Inc., will be held on Tuesday, April 25, 1995, at 4:00 p.m. at the Beckley Hotel and Conference Center, 1940 Harper Road, Beckley, West Virginia 25801, for the purpose of considering and voting upon the following:

  1) The election of a Board of 19 Directors of Horizon Bancorp, Inc., to serve until the next annual meeting of shareholders or until their respective successors are elected and qualified;

  2) A proposal to approve the appointment by the Board of Directors of Ernst & Young LLP as independent Certified Public Accountants for the year 1995; and

  3) Such other matters as may properly come before the meeting or any adjournment thereof.

  Only those shareholders of record at the close of business on March 31, 1995, shall be entitled to notice of the meeting and to vote at the meeting.

  A proxy statement and proxy card are enclosed herewith. Even if you plan to attend the meeting in person, you are urged to sign, date and return the proxy promptly in the enclosed addressed envelope which requires no postage. If you attend the meeting in person, you may withdraw your proxy and vote your shares. Your proxy may also be revoked at any time prior to the meeting in the manner described in the proxy statement.

          By Order of the Board of Directors,
          Frank S. Harkins, Jr.
          Chairman of the Board

          Philip L. McLaughlin
          President and Chief Executive Officer

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU PLAN TO ATTEND THE MEETING, PLEASE CHECK THE APPROPRIATE BOX ON THE PROXY CARD INDICATING THE NUMBER OF PERSONS WHO WILL ATTEND. THE MEETING WILL BEGIN PROMPTLY AT 4:00 P.M., AND A SHAREHOLDERS' RECEPTION WILL BE HELD FOLLOWING THE MEETING.

Beckley, West Virginia
April 4, 1995

                             HORIZON BANCORP, INC.
                                  P. O. BOX D
                       BECKLEY, WEST VIRGINIA 25802-2803
                                  -----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 25, 1995
                                  -----------

  This statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting (the "Annual Meeting") of shareholders of Horizon Bancorp, Inc. ("Horizon"), to be held Tuesday, April 25, 1995, at 4:00 p.m. at the Beckley Hotel and Conference Center, 1940 Harper Road, Beckley, West Virginia 25801, and any adjournments thereof.

SOLICITATION AND REVOCABILITY OF PROXIES

  The solicitation of proxies is made by management at the direction of the Board of Directors of Horizon, and a proxy may be revoked by the shareholder giving it any time before it is voted. The proxy may be revoked by notifying Horizon in person, by giving written notice to Horizon of the revocation of the proxy, by submitting to Horizon a subsequently dated proxy, or by attending the meeting and withdrawing the proxy before it is voted. The principal executive office of Horizon is One Park Avenue, Beckley, West Virginia 25801. These proxies enable shareholders to vote on all matters which are scheduled to come before the meeting. If the enclosed proxy is signed and returned it will be voted as directed; or if not directed, the proxy will be voted "FOR" the election of management nominees as Directors and "FOR" the approval of the appointment of Ernst & Young LLP as independent Certified Public Accountants.

  The expense for solicitation of proxies will be paid by Horizon. In addition to the solicitation by mail, officers and regular employees of Horizon and its subsidiaries may solicit proxies personally or by telephone or telegraph, although no person will be engaged specifically for that purpose.

OUTSTANDING SHARES AND VOTING RIGHTS

  Only shareholders of record at the close of business March 31, 1995, will be entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. As of March 31, 1995, 2,835,670 shares of common stock, par value $1.00 per share ("Common Stock") were outstanding and entitled to vote at the meeting.

  The Bank of Raleigh, a wholly-owned subsidiary of Horizon, holds of record as trustee, agent, or executor, but not beneficially, 119,317 shares of stock representing 4.21% of the shares of Horizon Common Stock outstanding. The Bank of Raleigh holds all of these shares as agent or sole trustee of certain revocable and irrevocable trusts and as sole executor of certain estates.
These shares will be voted by the Bank of Raleigh pursuant to the terms of the trust agreement or at the direction of either the principal or the grantor, in the case of revocable trusts, and at the direction of the majority of adult beneficiaries, in the case of irrevocable trusts and in the case of estates in which the Bank of Raleigh serves as sole executor.

  Greenbrier Valley National Bank, a wholly-owned subsidiary of Horizon, holds of record as trustee, agent, custodian or executor, but not beneficially 32,999 shares of Horizon stock representing 1.16% of the shares of Horizon common stock outstanding. These shares will be voted pursuant to the terms of the trust agreements or at the direction of either the principal or the grantor, in the case of revocable trusts, and at the direction of the majority of adult beneficiaries, in the case of irrevocable trusts and in the case of estates in which the Greenbrier Valley National Bank serves as sole executor.

  The Bank of Raleigh Trust and Financial Services Division provides custodial and investment services of the funds contributed to the Horizon Employee Stock Ownership Plan. As of March 1, 1995, there were 55,078 shares of Horizon owned by the plan. These shares will be voted by the Horizon Employee Stock Ownership Plan Trustees, W. H. File, III, Frank S. Harkins, Jr., Carolyn H. McCulloch, E. M. Payne III, James E. Songer and Albert M. Tieche, Jr.


                               PURPOSE OF MEETING

1. ELECTION OF DIRECTORS

  The Bylaws of Horizon provide that the Board of Directors shall consist of not fewer than five and no more than thirty shareholders, the number of directors within such minimum and maximum limits to be fixed and determined by resolution of the Board of Directors from time to time. The Board of Directors has fixed the number of directors to be elected at the Annual Meeting and to constitute the full Board of Directors of Horizon at nineteen.

  The Bylaws of Horizon provide that at each election for directors, shareholders entitled to vote shall have the right to vote, in person or by proxy, the number of shares owned by them for as many persons as there are directors to be elected, or to cumulate their votes by giving one candidate as many votes as the number of such directors multiplied by the number of their shares shall equal, or by distributing such votes on the same principle among any number of such candidates. If any shares are voted cumulatively for the election of directors, the Proxies unless otherwise directed, will have full discretion and authority to cumulate their votes and vote for less than all such nominees.

  The Bylaws of Horizon provide that nominations, other than those made by or on behalf of the existing management of Horizon, shall be made in writing and shall be delivered or mailed to the Chairman or President of Horizon, not less than fourteen days nor more than fifty days prior to the meeting of shareholders. If less than twenty-one days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the Chairman or President of Horizon no later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of Horizon that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of Horizon owned by the notifying shareholder. Nominations not made in accordance herewith may, in Horizon's discretion, be disregarded by the chairman of the meeting, and upon his instruction, the vote tellers may disregard all votes cast for each nominee.

  The persons named in the "Management Nominees to the Board of Directors" section of this Proxy Statement will be nominated for election to serve as Directors of Horizon until the 1996 Annual Meeting of Shareholders, or until their successors are elected and qualified. The table sets forth background information on each director nominee.

MANAGEMENT NOMINEES TO THE BOARD OF DIRECTORS

  The management nominees for the Board of Directors of Horizon are set forth in the following table:



                                 SERVED            FAMILY
                                 AS A              RELATIONSHIP
                                 DIRECTOR OF       WITH OTHER    PRINCIPAL OCCUPATION OR
NOMINEES                  AGE    HORIZON SINCE     NOMINEES      EMPLOYMENT LAST 5 YEARS
- - --------                  ---    -------------     --------      -----------------------
John M. Alderson, IV      65          1993           None        Retired Claims Agent - State Farm Insurance Company,
                                                                 Lewisburg, WV; Owner - J. M. Alderson Store, Alderson, WV
                                                                 (retail); Director - Allegheny Bankshares Corporation;
                                                                 Director - The  First National Bank of Alderson, Alderson, WV;
                                                                 Director - Greenbrier Valley National Bank, Lewisburg, WV;
                                                                 Director - Horizon Bancorp, Inc., Beckley, WV


W. H. File, III           47          1993           (1)         Partner - File, Payne, Scherer & File, Beckley, WV (law firm);
                                                                 Director - Bank of Raleigh, Beckley, WV; Director - Horizon
                                                                 Bancorp, Inc., Beckley, WV

David W. Hambrick         53          1993           None        President and Chief Operating Officer -  Allegheny Bankshares
                                                                 Corporation, Lewisburg, WV; Executive Vice President - Greenbrier
                                                                 Valley National Bank, Lewisburg, WV; Director - First National Bank
                                                                 in Marlinton, Marlinton,  WV; Director, Executive Vice President
                                                                 and Chief Financial Officer - Horizon Bancorp, Inc., Beckley, WV

Frank S. Harkins, Jr.     55          1982           None        Chairman of the Board and Director - Horizon Bancorp, Inc.;
                                                                 Director - National Bank of Summers, Hinton, WV; Director -
                                                                 Greenbrier Valley National Bank, Lewisburg, WV;  Director,
                                                                 President and Chief Executive Officer - Bank of Raleigh, Beckley,
                                                                 WV

John C. Horton, Jr.       66          1993           None        Retired Director of Conferences at The Greenbrier, White Sulphur
                                                                 Springs, WV(resort); Director - Greenbrier Valley National Bank,
                                                                 Lewisburg, WV; Director - Allegheny Bankshares Corporation.,
                                                                 Lewisburg, WV; Director - Horizon Bancorp, Inc., Beckley, WV

Tracy W. Hylton, II       46          1993         None        President, Eller, Inc. (surface mining); President- Nell Jean
                                                               Industries, Inc. (mine supply); President - Upper Laurel Mining;
                                                               President - New Land Leasing: President - MIN, Inc. (surface mining); President, Gracie, Inc. (land leasing); President - Tammie
                                                               Lynn Coal Company (surface mining); Vice President -  Nell Jean
                                                               Enterprises, (retail); President - Lightning, Inc. (land leasing);
                                                               President - Patience, Inc. (surface mining); Director - Bank of
                                                               Raleigh; Director - Horizon Bancorp, Inc., Beckley, WV

William E. Kane           69          1993         None        President and owner of DMC Company (building supply & furniture),
                                                               Durbin, WV; Chairman and President - The First National Bank in
                                                               Marlinton, Marlinton, WV; Director - Allegheny Bankshares
                                                               Corporation, Lewisburg, WV; Director - Horizon Bancorp, Inc.,
                                                               Beckley, WV



Robert L. Kosnoski        60          1993         None        President - Mountaineer Parts & Repair, Inc., Mt. Hope, WV;
                                                               President - Beckley Flying Service, Beckley, WV; President - Paint
                                                               Creek Coal Co., Mt. Hope, WV (coal mining); Director - Bank of
                                                               Raleigh, Beckley, WV; Director - Horizon Bancorp, Inc., Beckley, WV



Thomas E. Lilly           56          1993         None        Chairman and CEO - Lillys' Crown Jewelers Corporation, Beckley, WV
                                                               (retail jewelry); President - Lillys' Crown Jewelers Corporation,
                                                               Beckley, WV; Director - Bank of Raleigh,  Beckley, WV; Director -
                                                               Horizon Bancorp, Inc., Beckley, WV



Carolyn H. McCulloch      66          1984         None        Director and Chairman of the Board - Bank of Raleigh, Beckley, WV;
                                                               Director and Vice President - Horizon Bancorp, Inc., Beckley, WV



Philip L. McLaughlin      54          1993         None        Director, Chairman of the Board and Chief Executive Officer -
                                                               Allegheny Bankshares Corporation, Lewisburg, WV; Director, President
                                                               and Chief Executive Officer - Greenbrier Valley National Bank,
                                                               Lewisburg, WV;  Director  - First National Bank in Marlinton,
                                                               Marlinton, WV; Director - Bank of Raleigh, Beckley, WV; Director,
                                                               President and Chief Executive Officer - Horizon Bancorp, Inc.,
                                                               Beckley, WV



Beulah D. Moore           66          1993         None        Director, Executive Vice President and Chief Executive Officer -
                                                               First National Bank in Marlinton, Marlinton, WV; Director - Allegheny
                                                               Bankshares, Inc., Lewisburg, WV; Director - Horizon Bancorp, Inc.,
                                                               Beckley, WV





Harper W. Nelson          57           1993         None       Director, Vice President and Secretary - Marlinton Electric Co.,
                                                               Inc. (petroleum), Marlinton, WV;  Director - WV Petroleum Marketers
                                                               Association (marketer of petroleum), Marlinton, WV; Director - First
                                                               National Bank in Marlinton, WV;  Director - Allegheny Bankshares
                                                               Corporation, Lewisburg, WV; Director - Horizon Bancorp, Inc.,
                                                               Beckley, WV



Rodney H. Pack            59           1993         None       Executive Vice President - Acme Limestone Corporation (crushed limestone manufacturing), Fort Springs, WV; President - Raleigh Ready
                                                               Mix and Asphalt, Inc., (Portland cement concrete and asphaltic supplier), Sprague, WV; President -Wolf Creek Corporation (land development) Alderson, WV; Director - Greenbrier Valley National
                                                               Bank, Lewisburg, WV; Director - Allegheny Bankshares Corporation,
                                                               Lewisburg, WV; Director - Horizon Bancorp, Inc., Beckley, WV



E. M. Payne III           59           1985         (1)        Partner - File, Payne, Scherer & File, Beckley, WV (law firm);
                                                               Director - Horizon Bancorp, Inc.; Director - Bank of Raleigh,
                                                               Beckley, WV



R. T. Rogers              61           1985         None       President and CEO - R. T. Rogers Oil Co., (oil and fuel
                                                               distributor), Hinton, WV; Director - National Bank of Summers,
                                                               Hinton, WV; Director - Horizon Bancorp, Inc., Beckley, WV



James E. Songer           64           1985         None       President - Homeseekers Land & Building Co., Inc., Beckley, WV,
                                                               (real estate); President - Songer Insurance, Inc., Beckley, WV
                                                               (insurance); President - Sunset Memorial Park, Inc. (perpetual care);
                                                               Director - Bank of Raleigh, Beckley, WV; Director - Horizon Bancorp,
                                                               Inc., Beckley, WV



Albert M. Tieche, Jr.     42           1992         None       Assistant Administrator & Treasurer - Beckley Hospital, Inc.,
                                                               Beckley, WV; Administrator and Treasurer - Beckley Hospital, Inc.,
                                                               Beckley, WV;  President - Extend-A-Care, Inc. (health care); Director
                                                               - Bank of Raleigh, Beckley, WV; Director - Horizon Bancorp, Inc.,
                                                               Beckley, WV



E. A. Tuckwiller, Jr.     67           1993         None       Owner - Stonehill Farm, Lewisburg, WV; Director - Greenbrier Valley
                                                               National Bank, Lewisburg, WV; Director - Allegheny Bankshares
                                                               Corporation, Lewisburg, WV; Director - Horizon Bancorp, Inc.,
                                                               Beckley, WV





(1)      W. H. File, III, and E. M. Payne III are brothers-in-law.

                                       6

COMMITTEES OF THE BOARD OF DIRECTORS OF HORIZON

         The Board of Directors of Horizon met seven times during 1994. All of the members of the Board of Directors of Horizon attended in excess of 75% of the meetings except Robert L. Kosnoski and Dr. Paul H. Loflin. The Horizon Board of Directors had three standing committees during 1994. Each committee submits a report of activities to the full board for ratification.

         The Executive Committee consists of the following individuals and met six times during 1994: Frank S. Harkins, Jr., Carolyn H. McCulloch, E. M. Payne III, James E. Songer, Philip L. McLaughlin, David W. Hambrick, Munir S. Yarid and John C. Horton, Jr. All members of the Committee attended in excess of 75% of the meetings. The Executive Committee performs functions set forth by the Board of Directors and makes recommendations to the Board.

         The Audit Committee consists of the following individuals and met five times during 1994: H. L. Kirkpatrick, Dr. Paul H. Loflin, Thomas E. Lilly, Harper W. Nelson and Rodney H. Pack. All members attended in excess of 75% of the meetings held. Jack L. Hellems, director of National Bank of Summers, served as an adjunct member of the Audit Committee since July 1994 and attended all subsequent meetings. The Audit Committee reviews and evaluates significant matters relating to Horizon's internal auditor's report, reviews internal accounting procedures and recommends engagement of the independent auditors.

         The Compensation Committee consists of the following individuals and met three times during 1994: E. M. Payne III, Carolyn H. McCulloch, James E. Songer, Munir S. Yarid and John C. Horton, Jr. All members were present at each meeting. The Compensation Committee recommends the compensation arrangements for senior management and allocations to be granted under Horizon's Incentive Stock Option Plan. See "Compensation Committee of the Board Report on Executive Compensation and Incentive Stock Option Plan" for the committee's report for 1994.

EXECUTIVE OFFICERS OF HORIZON

         The principal executive officers of Horizon are listed in the following table. Each of these three individuals have entered into employment agreements with Horizon. See "Compensation Committee of the Board Report on Executive Compensation and Incentive Stock Option Plan."

NAME                      AGE      BANKING EXPERIENCE AND QUALIFICATIONS
- - ----                      ---      -------------------------------------
Philip L. McLaughlin      54      1987 to 1993, Director, Chairman of the Board and Chief Executive Officer of Allegheny Bankshares
                                  Corporation; 1970 to present, Director of Greenbrier Valley National Bank;  1986 to present,
                                  President,  Chief Executive Officer and Director of Greenbrier Valley National Bank;  Member of
                                  Executive and Investment Committees of Greenbrier Valley National Bank; Director of First
                                  National Bank in Marlinton;  1993 to present, President and Chief Executive Officer of
                                  Horizon Bancorp, Inc.

Frank S. Harkins, Jr.     55      1961 to 1976, Kanawha Valley Bank, N.A.;  1976 to 1986, Executive Vice President and Chief
                                  Executive Officer of Bank of Raleigh; 1986 to present, Director, President and Chief Executive
                                  Officer of Bank of Raleigh; 1983 to 1993, President and Chief Executive Officer of Horizon
                                  Bancorp, Inc.; Member of Executive, Trust and Investment Committees of Bank of Raleigh;  Director
                                  of National Bank of Summers;  1993 to present, Chairman of the Board of Horizon Bancorp, Inc.

David W. Hambrick         53      1987 to 1993, President and Chief Operating Officer of Allegheny Bankshares Corporation.  1986 to
                                  present, Director and Executive Vice President of Greenbrier Valley National Bank; Member of
                                  Executive, Trust and Investment Committees of Greenbrier Valley National Bank; Director of
                                  First National Bank in Marlinton;  1993 to present, Director, Executive Vice President and
                                  Chief Financial Officer of Horizon Bancorp, Inc.

PRINCIPAL OWNERS OF HORIZON COMMON STOCK

         The following table sets forth information, as of March 1, 1995, concerning those shareholders who are known to Horizon to be the beneficial owners of more than 5% of Horizon's voting securities:

TITLE            NAME AND ADDRESS OF        AMOUNT AND NATURE OF              PERCENT
OF CLASS         BENEFICIAL OWNER           BENEFICIAL OWNERSHIP OF           OF CLASS
Common Stock     Carolyn H. McCulloch       213,004 shares (1)                  7.51%
                 536 Woodlawn Avenue
                 Beckley, WV  25801

(1) Consists of 15,138 shares owned of record; 106,530 shares owned by her sister-in-law, Polly Jo Masters, for which Mrs. McCulloch holds a special power of attorney to vote the shares; 36,258 shares held by Bank of Raleigh Trustee for John H. McCulloch Revocable Life Insurance Trust-Marital Trust, of which Mrs. McCulloch is beneficiary; and 55,078 shares owned by the ESOP of which Mrs. McCulloch is a Trustee.


SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth as of March 1, 1995, certain information with respect to Horizon's Common Stock owned beneficially by the persons named therein who are nominees for election as directors of Horizon and by all directors and executive officers of Horizon as a group:

                                                      AMOUNT AND NATURE OF             PERCENT
TITLE OF CLASS     NAME OF BENEFICIAL OWNER           BENEFICIAL OWNERSHIP             OF CLASS
- - --------------     ------------------------           --------------------             --------
Common Stock       John M. Alderson, IV                       9,034                      (17)
Common Stock       W. H. File, III                           58,668 (1)                 2.07%
Common Stock       David W. Hambrick                         10,931 (2)                  (17)
Common Stock       Frank S. Harkins, Jr.                     61,432 (3)                 2.17%
Common Stock       John C. Horton, Jr.                       42,724 (4)                 1.51%
Common Stock       Tracy W. Hylton, II                        3,200                      (17)
Common Stock       William E. Kane                           12,097                      (17)
Common Stock       Robert L. Kosnoski                        21,046                      (17)
Common Stock       Thomas E. Lilly                            1,130 (5)                  (17)
Common Stock       Carolyn H. McCulloch                     213,004 (6)                 7.51%
Common Stock       Philip L. McLaughlin                      10,539 (7)                  (17)
Common Stock       Beulah D. Moore                            3,284 (8)                  (17)
Common Stock       Harper W. Nelson                           3,863 (9)                  (17)
Common Stock       Rodney H. Pack                             6,216 (10)                 (17)
Common Stock       E. M. Payne III                           78,913 (11)                2.78%
Common Stock       R. T. Rogers                               9,096 (12)                 (17)
Common Stock       James E. Songer                           81,964 (13)                2.89%
Common Stock       Albert M. Tieche, Jr.                     76,859 (14)                2.71%
Common Stock       E. A. Tuckwiller, Jr.                      2,985 (15)                 (17)
Common Stock       All directors and executive              431,595 (16)               15.22%
                   officers of Horizon as a group
                   (19 individuals including those
                   named above)

(1) Consists of 3,365 shares owned of record; 225 shares owned as custodian for son; 55,078 shares owned by the ESOP of which Mr. File serves as a trustee.

(2) Consists of 9,675 shared owned of record and 1,256 shares owned by spouse.

(3) Consists of 2,012 shares owned of record; 3,542 shares owned jointly with spouse; 700 shares owned by spouse; and 55,078 shares owned by the ESOP of which Mr. Harkins serves as a trustee; and 100 shares owned by his mother-in-law jointly with Mr. Harkins' spouse.

(4) Consists of 26,262 shares owned of record and 16,462 shares owned by Mary Key Horton Family Trust, Greenbrier Valley National Bank Trustee.

(5) Consists of 500 shares owned of record and 630 shares owned by Lillys' Crown Jewelers, Inc. of which Mr. Lilly is President.

 (6) Consists of 15,138 shares owned of record; 106,530 shares owned by her sister-in-law, Polly Jo Masters, for which Mrs. McCulloch holds a special power of attorney to vote the shares; 36,258 shares held by Bank of Raleigh Trustee for John H. McCulloch Revocable Life Insurance Trust - Marital Trust, of which Mrs. McCulloch is beneficiary; and 55,078 shares owned by the ESOP of which Mrs. McCulloch is a Trustee.

 (7) Consists of 10,512 shares owned of record; and 27 shares owned jointly with spouse.

 (8) Consists of 2,814 shares owned of record and 470 shares owned jointly with spouse.

 (9) Consists of 2,814 shares owned of record and 1,049 shares owned jointly with spouse.

(10) Consists of 814 shares owned of record; 2,882 shares owned jointly with spouse and 2,520 shares owned jointly with mother.

(11) Consists of 2,203 shares owned of record; 4,141 shares owned by family members; 7,505 shares owned by Piney Land Company of which Mr. Payne is President; 2,986 shares owned by McCreery Coal Land Company of which Mr. Payne is President; 300 shares owned by Combahee Investment Corporation of which Mr. Payne is President; 4,000 shares owned by Hilton Head Equity Management Company of which Mr. Payne is President; 2,700 shares owned by James T. McCreery Company of which Mr. Payne is Vice President; and 55,078 shares owned by the ESOP of which Mr. Payne is a Trustee.

(12) Consists of 8,771 shares owned of record and 325 shares owned by spouse.

(13) Consists of 20,652 shares owned of record; 234 shares owned by spouse; 2,500 shares owned by Songer Insurance Company of which Mr. Songer is President; and 55,078 shares owned by the ESOP of which Mr. Songer is a Trustee; 2,000 shares owned by Homeseekers Land and Building Co., Inc. of which Mr. Songer is President; and 1,500 shares owned by Sunset Memorial Park, Inc. of which Mr. Songer is President.

(14) Consists of 13,003 shares owned of record; 55,078 shares owned by the ESOP of which Mr. Tieche is a Trustee; 6,000 shares owned by Beckley Hospital, Inc. Employee's Retirement Plan and Trust; and 2,778 shares owned by Beckley Hospital, Inc. Mr. Tieche is Administrator and Treasurer of Beckley Hospital, Inc.

(15) Consists of 62 shares owned of record; 2,600 shares owned jointly with spouse; 301 shares owned jointly with son; and 22 shares owned jointly by spouse and grandson.

(16) In computing the aggregate number of shares owned by directors and executive officers of Horizon and its subsidiaries as a group, the same shares have not been counted more than once.

(17)     Beneficial ownership does not exceed one percent of the class.

EXECUTIVE COMPENSATION

         The following table sets forth the cash compensation paid during 1994, 1993 and 1992 to the executive officers whose cash compensation exceeded $100,000:

                                      SUMMARY COMPENSATION TABLE
                                          ANNUAL COMPENSATION                                  LONG TERM COMPENSATION
                                          -------------------                                  ----------------------
                                                                                              AWARDS          PAYOUTS
                                                                                              -----------------------

NAME                          YEAR     SALARY ($)    BONUS ($)      OTHER         RESTRICTED        NUMBER OF            ALL OTHER
AND                                                                 ANNUAL          STOCK           SECURITIES             COMPEN-
PRINCIPAL                                                          COMPEN-        AWARD ($)         UNDERLYING             SATION
POSITION                                                          SATION(1)                      OPTIONS/SARS (3)
- - ------------------------------------------------------------------------------------------------------------------------------------
Philip L. McLaughlin (5)      1994      140,480       10,237                                         2,000
President and Chief           1993      127,892        3,446                                         2,000
Executive Officer             1992       90,400       13,785

Frank S. Harkins, Jr.         1994      159,500                    2,400         7,271 (4)           2,000                13,279 (2)
Chairman of the Board         1993      159,500                                  7,611 (4)           2,000                13,241 (2)
                              1992      159,510      100,300                     7,075 (4)                                13,013 (2)

David W. Hambrick (5)         1994      110,480                                                        600
Executive Vice President      1993      102,570        2,921                                         1,000
and Chief Financial Officer   1992       77,720       11,685


(1) Includes FICA Tax on non-qualified deferred compensation applied in 1994, the year in which Mr. Harkins attained age 55 and fifteen years of service. This tax was paid by Bank of Raleigh. No other compensation or benefits were received by the named executive officers in an amount exceeding $50,000 or 10% of total salary and bonus.

(2) Includes $3,600 paid by National Bank of Summers for director meetings in 1994 all of which was deferred pursuant to the Directors' Deferred Compensation Plan and $3,600 paid by Bank of Raleigh in 1994 all of which was deferred. Includes $3,900 paid by National Bank of Summers for director meetings in 1993, of which $3,600 was deferred pursuant to the Directors' Deferred Compensation Plan and $3,600 paid by Bank of Raleigh for director meetings all of which was deferred pursuant to the Directors' Deferred Compensation Plan. Includes $4,200 paid by National Bank of Summers for director meetings in 1992, of which $3,600 was deferred pursuant to the Directors' Deferred Compensation Plan and $3,600 paid by the Bank of Raleigh for director meetings, all of which was deferred pursuant to the Directors Deferred Compensation Plan. See: "Directors' Deferred Compensation Plans". Includes $6,079 consisting of dividends and interest accrued in 1994 in connection with the Horizon Employee Stock Ownership Plan ("ESOP"). Includes $5,741 consisting of dividends and interest accrued in 1993 in connection with the ESOP. Includes $5,213 consisting of dividends and interest accrued in 1992 in connection with the ESOP.

(3) A stock option plan was approved at the meeting of shareholders held on June 8, 1993. See: "Board Compensation Committee Report on Executive Compensation." Pursuant to the plan, shares were granted in 1994 to the named individuals as set forth in the "Option/SAR Grants in Last Fiscal Year" table.

(4) Pursuant to the ESOP, contributions are made by two of Horizon's affiliate banks, Bank of Raleigh and the National Bank of Summers. Shares of Horizon common stock are acquired and allocated to each participant's account in the same proportion that each such participant's compensation for the year bears to the total compensation paid to all participants. The stock is held in trust for distribution upon the employee's separation from service. During 1994, there were no contributions to the plan. Amounts in the table represent the value of the shares allocated to Mr. Harkins' ESOP account for fiscal years 1994, 1993 and 1992. The number of shares held in the ESOP for Mr. Harkins as of December 31, 1994, was 5,682 shares with an aggregate value of $162,636.

These shares vest upon the completion of seven years of service with Horizon. Under the terms of the ESOP, dividends are paid on the shares and contributed to each participant's cash account.

(5) On March 31, 1993, Horizon consummated a merger with Allegheny Bankshares Corporation ("Allegheny") whereby Allegheny was merged with and into Horizon. The shareholders of Allegheny Bankshares Corporation received 1.2566 shares of Horizon common stock for each share of Allegheny Common Stock held by them. Pursuant to the terms of the Merger Agreement, Philip L. McLaughlin was named President and Chief Executive Officer of Horizon, and David W. Hambrick was named Executive Vice President and Chief Financial Officer of Horizon. Compensation for Messrs McLaughlin and Hambrick for the year 1992 was paid by Allegheny and is included in the Summary Compensation Table. A travel allowance in the amount of $480 provided by Greenbrier Valley National Bank to Messrs McLaughlin and Hambrick in 1994 is included in their base salaries.

         The following table sets forth certain information concerning Options/SARs granted during 1994 to the named executives and all optionees as a group. None of the options granted were exercisable during 1994. The options granted will be exercisable as follows: (a) on and after the second anniversary of the Date of Grant, up to one-third of the total number of Option Shares; and (b) on and after the third anniversary of the Date of Grant, up to an additional one-third of the total number of Option Shares; and (c) on and after the fourth anniversary of the Date of Grant the remaining Option Shares.

                                           OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                           -------------------------------------
                                                                                                   POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                                                                                                   ANNUAL RATES OF STOCK
                                                                                                   PRICE APPRECIATION
                                INDIVIDUAL GRANTS                                                  FOR OPTION TERM
- - ---------------------------------------------------------------------------------------------------------------------------------
                          NUMBER OF        % OF TOTAL
                          SECURITIES       OPTIONS/SARS
                          UNDERLYING       GRANTED TO       EXERCISE OR
                          OPTIONS/SARS     EMPLOYEES IN     BASE PRICE        EXPIRATION
- - ---------------------------------------------------------------------------------------------------------------------------------
         NAME              GRANTED         FISCAL YEAR       ($/SHARE)           DATE         0%($)      5%($)      10%($)

Philip L. McLaughlin        2,000             20%             28.50          10/20/99          0%       15,740       34,820

Frank S. Harkins, Jr.       2,000             20%             28.50          10/20/99          0%       15,740       34,820

David W. Hambrick             600              6%             28.50          10/20/99          0%        4,722       10,446

All Optionees              10,000            100%             28.50          10/20/99          0%       78,700      174,100
(including the three
listed above).

     The following table indicates, for purposes of illustration, the approximate annual retirement benefits that would be payable in the life annuity form under various assumptions as to salary and years of service for a participant obtaining age 65 in 1994. The benefit amounts are not subject to reduction for Social Security.

                              RETIREMENT BENEFITS
                              -------------------
                                YEARS OF SERVICE
                                ----------------

 AVERAGE COMPENSATION                     10                       20                      30
      $ 20,000                         $ 3,520                  $ 7,040                  $10,560
        40,000                           7,520                   15,040                   22,560
        60,000                          11,520                   23,040                   34,560
        75,000                          14,520                   29,040                   43,560
       100,000                          19,520                   39,040                   58,560
       125,000                          24,520                   49,040                   73,560
       150,000                          29,520                   59,040                   88,560

     Prior to the acquisition of Allegheny Bankshares, Horizon sponsored a non-contributory retirement plan for its employees which provided a benefit of .8% of average compensation for each year of service up to 30 years, plus .65% of average compensation in excess of covered compensation for each year of service up to 30 years, plus .5% of average compensation for each year of service in excess of 30 years, up to a maximum 10 years of service. Effective April 1, 1993, the benefit formula in Horizon's plan was amended to be the same as the benefit formula in the Allegheny Bankshares Defined Benefit Plan. This formula provides for a benefit of 1.5% of one's first $9,600, multiplied by years of service up to 30. The chart above is based upon the revised benefit formula. Participants in the Horizon plan prior to April 1, 1993, will have the old Horizon formula in effect on March 31, 1993, plus the amount under the new benefit formula set forth above for years of service after March 31, 1993. In general, the chart above will overstate the actual pension benefit for employees who participated in the Horizon plan prior to April 1, 1993.

     Compensation covered by the pension plan is based upon total pay. Effective for plan years beginning after December 31, 1993, the Internal Revenue Code prohibits compensation in excess of $150,000 (as indexed) to be taken into account in determining one's pension benefit. Normal retirement age is 65 under the plan, with a provision for early retirement between ages 55 and 65 with at least 10 years of service.

     As of December 31, 1994, the current credited years of service and projected estimated annual benefit under the retirement plan (assuming that each continues employment, the plan is not terminated or amended, current compensation increases under the plan's assumptions and that the maximum compensation allowed under the code does not exceed $150,000) for the following officers is:

                NAME                         CURRENT SERVICE                   PROJECTED PENSION
                ----                         ---------------                   -----------------
         Frank S. Harkins, Jr.                     17                               $82,163
         Philip L. McLaughlin                      26                                88,560
         David W. Hambrick                         28                                88,560

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in Horizon's cumulative total shareholder return on its Common Stock for the five year period ending December 31, 1994, with the cumulative total return of Standard & Poors 500 Stock Index and the Media General Industry Group Index - 04, which consists of all banks and bank holding companies within the United States whose stock has been publicly traded for at least six years. Shareholders may obtain a copy of the index by calling Media General Financial Services, Inc. at telephone number 800/446-7922. The listings of the banks and bank holding companies in the index are not listed by SIC code. The graph assumes (i) the reinvestment of all dividends and (ii) an initial investment of $100. There is no assurance that Horizon's stock performance will continue in the future with the same or similar trends as depicted in the graph. The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Horizon specifically incorporates this graph by reference, and shall not otherwise be filed under such Acts.

     Prior to 1993, Horizon Common Stock was not traded on any formalized exchange. In mid 1993 Horizon Common Stock was listed on NASDAQ national market system.

                              FISCAL YEAR ENDING

                 HORIZON BANCORP        INDUSTRY INDEX      BROAD MARKET
                 ---------------        --------------      ------------
1989                  100                   100                100
1990                  100.98                 77.12              96.88
1991                  102.39                108.88             126.42
1992                  107.51                129.72             136.08
1993                  198.82                153.34             149.80
1994                  210.16                145.47             151.78

                      COMPENSATION COMMITTEE OF THE BOARD
                                   REPORT ON
             EXECUTIVE COMPENSATION AND INCENTIVE STOCK OPTION PLAN

         The Compensation Committee of the Board of Directors continues to be comprised entirely of non-employee independent members. The 1994 Compensation Committee consisted of E. M. Payne III, Chairman, John C. Horton, Jr., Carolyn
H. McCulloch, James E. Songer, and Munir S. Yarid. The Compensation Committee met three (3) times in 1994 to consider the award of stock options as previously authorized by the Horizon Incentive Stock Option Plan (the "Plan") duly approved by the shareholders at the annual meeting in June, 1993.

         The Compensation Committee previously recognized that the Plan enhances objectives and policies of the Compensation Committee which seek to:
(1) provide rewards which are closely linked to company and individual performance; (2) align the interests of Horizon's employees with those of its shareholders through potential stock ownership; and (3) assure that compensation and benefits are at levels which enable Horizon to attract and maintain the high quality employees it needs. When evaluating company performance, the Compensation Committee primarily considers Horizon's earnings.

         No changes were made in the compensation levels of Horizon's three principal officers: Frank S. Harkins, Jr. (Horizon's Chairman of the Board, and the President and Chief Executive Officer of Bank of Raleigh), Philip L. McLaughlin (President and Chief Executive Officer of Horizon and Greenbrier Valley National Bank) and David W. Hambrick (Executive Vice President and Chief Financial Officer of Horizon and Executive Vice President and Chief Operating Officer of Greenbrier Valley National Bank), since their respective employment agreements were each for a term of three (3) years beginning May 1, 1993 and expiring March 31, 1996. The Compensation Committee has determined that the compensation levels set in the officers' Employment Agreements are competitive with banks that are of similar size, have similar market performance and have similar shareholder value and return. This comparison group of banks is located within the same geographic region as Horizon with particular emphasis on banks located in the immediate banking community. The compensation of the named executive officers is on the high end of the compensation levels of this comparison group.

         The Compensation Committee's deliberations for 1994 concerning the award of stock options sought to continue the Plan's objectives by recognizing and providing long-term incentives to the stock option recipients who had significant responsibility in 1994 for the success and growth of Horizon and its subsidiaries. The stock option awards were also intended to continue to assist Horizon in attracting and retaining key employees on a competitive basis and to associate the interests of the recipients with those of Horizon's shareholders.

         The eligible beneficiaries of the Plan are full-time employees of Horizon's subsidiaries. Each year the Compensation Committee, in its sole discretion, may award stock options to eligible employees with a maximum of ten thousand (10,000) shares to be awarded in each calendar year. In 1994, 10,000 shares were granted as follows: Philip L. McLaughlin - 2,000 shares; Frank S. Harkins, Jr. - 2,000 shares; David Hambrick - 600 shares; Ottice R. Adkins -
200 shares; Mark Anderson - 200 shares; Steven Ballard - 200 shares; Duane Blankenship - 200 shares; Joe Blankenship - 200 shares; Phillip W. Cain - 200 shares; Stella Callison - 200 shares; Myra Crook - 200 shares; James E. Cutlip
- - - 200 shares; Judith S. Dean - 200 shares; John W. Deitz - 200 shares; P. K. Ellison - 200 shares; Carroll Flanagan - 200 shares; Paul E. Hess - 200 shares; John Robert Holliday - 200 shares; Alice C. Hollingsworth - 200 shares; Charles
S. Houck - 200 shares; James A. King - 200 shares; Mary Luckton - 200 shares; Beulah Moore - 200 shares; Betty Rice - 200 shares; Abigail Scott - 200 shares; Hilda F. Shelton - 200 shares; John W. Stack, Jr. - 200 shares;
Bradley W. Tuckwiller - 200 shares; Earl Turner - 200 shares; Glenda
Williams - 200 shares.

         These shares were granted at the current market price of $28.50 per share. The 1994 options granted become exercisable in accordance with a three year vesting schedule in the following fashion:

         (a) on and after the second anniversary of the Date of Grant, up to one-third (ignoring fractional shares) of the total number of Option Shares; and

         (b) on and after the third anniversary of the Date of Grant, up to an additional one-third (ignoring fractional shares) of the total number of Option Shares; and

         (c) on and after the fourth anniversary of the Date of Grant, the remaining Option Shares.

         This Report is submitted by the Horizon Compensation Committee:

                                                    E. M. Payne III, Chairman
                                                    John C. Horton, Jr.
                                                    Carolyn H. McCulloch
                                                    James E. Songer
                                                    Munir S. Yarid

COMPENSATION OF DIRECTORS

         Directors of Horizon, who are not employees of the subsidiaries, were compensated $300 for each board meeting attended in 1994. During 1994, there were no other arrangements pursuant to which any director of Horizon or its subsidiaries was compensated for services as a director, although directors of the subsidiaries could defer receipt of their directors' fees, pursuant to the Directors' Deferred Compensation Plans.

DIRECTORS' DEFERRED COMPENSATION PLANS

         The Bank of Raleigh adopted a voluntary deferred compensation program effective January 1, 1987, which permits the directors of the Bank to defer their board fees. The program was established to attract and retain board members by providing supplemental retirement benefits and survivor benefit payments should death occur prior to retirement.

         Retirement benefits are payable for 180 months beginning the month after a director's seventieth birthday. Survivor payments begin the month following the date of death.

         The plan is a defined benefit plan based on the fees deferred and number of years to retirement. For a director who leaves the board prior to retirement; a pro-rata benefit is payable at the same time as the benefit would have been paid had the director remained active. The Bank recognizes each year through an accrual calculation the current year's expense on each individual.

         The Bank has purchased life insurance on participating directors in amounts that will actuarially fund the future liabilities under this plan. The Bank is the owner and sole beneficiary of the policies. The program has been designed so that if assumptions relating to mortality, tax effects, and other factors are realized, the fees deferred plus the increase in cash surrender value from the insurance purchased will offset the expenses charged against the Bank's income for plan benefits. During 1994, a total of $90,000 was deferred by directors of Bank of Raleigh pursuant to the deferred compensation agreements.

         Also in January of 1988, National Bank of Summers entered into deferred compensation agreements with its directors, which included basically the same terms and conditions as the Bank of Raleigh Directors' Deferred Compensation Plan. During 1994, a total of $23,850 was deferred by directors of National Bank of Summers pursuant to these Agreements.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires Horizon's directors and executive officers, and persons who own more than ten percent of a registered class of Horizon's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Horizon. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish Horizon with copies of all Section 16(a) forms they file.

         Bank of Raleigh holds a special Power of Attorney to file Form 4's on behalf of Horizon's directors. Form 4's for directors Carolyn H. McCulloch and John C. Horton were filed with the SEC on April 13, 1994, instead of the required filing date of April 10, 1994. Mrs. McCulloch was the indirect beneficial owner of 3,018 shares held in a residuary trust which were distributed to her son, a beneficiary of the trust, on March 23, 1994. Mr. Horton acquired one share on March 1, 1994, from Mary Key Horton Family Trust. Except as noted above, to Horizon's knowledge, based solely upon a review of copies of such reports and written representations that no other reports were required during the three fiscal years ended December 31, 1994, Horizon's officers, directors and greater than ten-percent beneficial owner complied with all Section 16 (a) filing requirements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
TRANSACTIONS WITH MANAGEMENT AND OTHERS

         Horizon and its various banking subsidiaries have had and expect to have in the future, transactions in the ordinary course of their business with directors, officers, principal shareholders and their associates. During 1994, all of these transactions were made on substantially the same terms, including interest rates, collateral and repayment terms on extensions of credit, as those prevailing at the same time for comparable transactions with other unaffiliated persons. Loans to these individuals, which at December 31, 1994 were, in the aggregate, 14.52% of total shareholders' equity, in the opinion of the management of Horizon, did not involve more than the normal risk of collectibility or present other unfavorable features.

         The Bank of Raleigh paid fees in 1994 and expects to pay fees in 1995, to File, Payne, Scherer & File, Attorneys at Law, of which Bank of Raleigh and Horizon director W. H. File, III, and director and Secretary of Horizon, E.
M. Payne III, are partners. Based on information provided by that firm, the amount paid to that law firm in 1994 did not exceed 5% of the firm's gross revenues. During 1994, Horizon paid premiums for Horizon and its subsidiaries, including property and casualty insurance, directors and officers liability, blanket bond, and various other financial bonds and insurance coverages to Songer Insurance Agency, of which Bank of Raleigh and Horizon director, James
E. Songer, is President and majority shareholder. Based on information provided by Songer Insurance Agency, amounts paid to this agency did not exceed 5% of its gross revenues. E. M. Payne III has been a member of the Horizon Compensation Committee since 1992 and has served as Chairman of the Committee since 1993. James E. Songer has served as a member of the Compensation Committee from 1992 to present.

         In the opinion of Horizon, these transactions were on terms no less favorable to Horizon than they would have been with third parties not otherwise affiliated with Horizon.

2.  PROPOSAL TO APPROVE SELECTION OF AUDITORS

         The firm of Mason & Bashaw has audited the financial statements of Horizon for year ending December 31, 1992. At a meeting held on March 17, 1993, the Board of Directors of the Company approved the engagement of Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 1993, and dismissed the firm of Mason & Bashaw, as auditors of the Company effective March 31, 1993.

         The reports of Mason & Bashaw on the Company's financial statements for fiscal year 1992 did not contain an adverse opinion or a disclaimer or opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         The firm of Ernst & Young LLP has audited the financial statements of Horizon and its subsidiaries for years 1993 and 1994. Audit services performed by Ernst & Young LLP included preparation of various reports based thereon, and services relating to Horizon's Form 10-K Annual Report filed with SEC.

         The Board of Directors of Horizon recommends the approval by the shareholders of Ernst & Young LLP to serve as independent auditors for Horizon and its subsidiaries for the calendar year 1995. If such selection does not receive a majority of the votes represented in person or by proxy, management will request the later approval of an alternate auditor. Horizon is advised that no member of this accounting firm has any direct or indirect material interest in Horizon or its subsidiaries. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

         The enclosed proxy will be voted "FOR" the selection of Ernst & Young LLP as independent certified public accountants unless otherwise directed. The affirmative vote of the shares of Horizon Common Stock represented at the annual meeting of shareholders is required to approve the selection of Ernst & Young LLP.

ANNUAL REPORT OF SHAREHOLDERS

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO FRANK S. HARKINS, JR., CHAIRMAN OF THE BOARD OF HORIZON BANCORP, INC., P.O. BOX D, BECKLEY, WEST VIRGINIA 25802-2803, A COPY OF HORIZON'S FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS WILL BE PROVIDED WITHOUT CHARGE.

OTHER INFORMATION

         If any of the nominees for election as Directors should be unable to serve as directors by reason of death or other unexpected occurrence, a proxy will be voted for a substitute nominee or nominees designated by the Board of Directors of Horizon.

         The Board of Directors of Horizon knows of no further business to be presented at the meeting; but, if any further business properly comes before the meeting, the persons named in the enclosed proxy will vote all proxies in accordance with the recommendations of the board of Directors.

SHAREHOLDER PROPOSALS FOR 1996

         Any shareholder who wishes to have a proposal placed before the next annual meeting of shareholders must submit the proposal to the President of Horizon at its executive offices, One Park Avenue, Beckley, West Virginia, and such proposal must be received no later than December 5, 1995, to have it considered for inclusion in the proxy statement of the Annual Meeting in 1996.

                                        Frank S. Harkins, Jr.
                                        Chairman of the Board


                                        Philip L. McLaughlin
                                        President and Chief Executive Officer


Beckley, West Virginia
April 4, 1995

Enclosures

                                   P R O X Y
HORIZON BANCORP, INC.
P.O. BOX D
BECKLEY, WEST VIRGINIA 25802-2803

THIS PROXY IS SOLICITED BY MANAGEMENT AT THE DIRECTION OF THE BOARD OF DIRECTORS OF HORIZON BANCORP, INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

KNOW ALL PERSONS BY THESE PRESENTS, That I, the undersigned Shareholder of Horizon Bancorp, Inc. ("Horizon"), Beckley, West Virginia, do hereby nominate, constitute and appoint Carolyn H. McCulloch and Munir S. Yarid or any one of them, with full power to act alone as my true and lawful attorney(s) with full power of substitution, for me in my name, place and stead to vote all the Capital Stock of said corporation standing in my name on its books at the close of business on March 31, 1995 at the Annual Meeting of Shareholders to be held April 25, 1995 at 4:00 p.m. at the Beckley Hotel and Conference Center, 1940 Harper Road, Beckley, West Virginia 2580l, and at any and all adjournments of said meeting, with all the powers the undersigned would possess if personally present as follows:

1.  Election of Directors
    FOR ALL NOMINEES LISTED BELOW _______
    WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW ______
    FOR ALL NOMINEES LISTED BELOW EXCEPT THOSE FOR WHOM I CHOOSE TO
    WITHHOLD AUTHORITY TO VOTE AS INDICATED BELOW ______
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that name in the space provided.) ________________________________________
     ___________________________________________________________________________

John M. Alderson, IV      Robert L. Kosnoski         Rodney H. Pack
W. H. File, III           Thomas E. Lilly            E. M. Payne III
David W. Hambrick         Carolyn H. McCulloch       R. T. Rogers
Frank S. Harkins, Jr.     Philip L. McLaughlin       James E. Songer
John C. Horton, Jr.       Beulah D. Moore            Albert M. Tieche, Jr.
Tracy W. Hylton, II       Harper W. Nelson           E. A. Tuckwiller, Jr.
William E. Kane

2. A proposal to approve the appointment by the Board of Directors of Ernst & Young LLP as independent Certified Public Accountants for Horizon Bancorp, Inc. for the year 1995.

    _______FOR   ______AGAINST   ______ABSTAIN

3. Any other business which may properly be brought before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES AND "FOR" THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR HORIZON BANCORP, INC. IF ANY SHARES ARE VOTED CUMULATIVELY FOR THE ELECTION OF DIRECTORS, THE PROXIES, UNLESS OTHERWISE DIRECTED, SHALL HAVE FULL DISCRETION AND AUTHORITY TO CUMULATE THEIR VOTES AND VOTE FOR LESS THAN ALL SUCH NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE
BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

THIS PROXY IS SOLICITED BY MANAGEMENT AT THE DIRECTION OF THE BOARD OF DIRECTORS OF HORIZON BANCORP, INC., AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                        Date:_________________________________________, 1995

(Label with             Number of persons who will attend the Annual Meeting:
name, address,          ______________________________________________________
and shares)
                        ______________________________________________________
                        (Signature of Shareholder)

                        ______________________________________________________
                        (Signature of Shareholder)
                        When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign.
                        ALL JOINT OWNERS MUST SIGN.